--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                          -----------------------------

                                     [LOGO]
                                 FLAG INVESTORS
                           Investing With A Difference

                                Equity Partners
                                      Fund

                                 Annual Report
                                  May 31, 1999

                          -----------------------------

--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o Your Fund received Morningstar's highest rating of 5-Stars for its three-year and overall performance as of May 31, 1999.

o America Online continued to make a significant contribution to the Fund's performance. It remains our largest holding, though we reduced the position considerably during the past six months.

o Although stock valuations in general remain high, our experience is that individual buying opportunities always exist. We substantially increased our Blyth Industries' holdings because we believed that the stock was selling at a bargain price relative to its strong business fundamentals and excellent management.

o We invest for the long-term and encourage share holders to do the same. Shareholders who held the Fund throughout the sharp decline of 1998 have been rewarded for sticking to their long-term investment plan during a period of short-term anxiety.

FUND PERFORMANCE
--------------------------------------------------------------------------------

                                 [LINE CHART]

Growth of a $10,000 Investment in Class A Shares*
February 13, 1995--May 31, 1999

            2/95         10000
            5/95         10770
            11/95        11993
            5/96         13252
            11/96        15576
            5/97         17383
            11/97        19213
            5/98         22208
            11/98        22636
            5/99         27163

Total Return Performance*

--------------------------------------------------------------------------------
                            Class A       Class B       Class C    Institutional
Periods ended 5/31/99       Shares        Shares        Shares        Shares
--------------------------------------------------------------------------------
6 Months                      20.00%        19.57%         19.54%       20.15%
--------------------------------------------------------------------------------
12 Months                     22.31%        21.39%          --          22.57%
--------------------------------------------------------------------------------
Since Inception             2/13/95       2/13/95      10/28/98       2/12/96
(Cumulative)                 171.63%       163.39%        34.06%       113.35%
--------------------------------------------------------------------------------

* Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gain distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Please review the Additional Performance Information on page 6.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

      We are pleased to report on the progress of your Fund for the periods ended May 31, 1999.

Performance

      The Fund's Class A shares produced a total return of 20.0% and 22.3% for the six- and twelve-month periods ended May 31, 1999, respectively. The Equity Partners Fund received a 5-star rating from Morningstar for its three-year and overall performance as of May 31, 1999. This is Morningstar's highest rating, which is reserved for the top 10% of funds in each investment category, based on risk and return.(1)

      Over the past year, the Class A Shares net asset value grew by $4.69, which includes both income and capital gains distributions. The largest positive and negative contributors to this growth are shown in the following table.

Contributions to Net Asset Value Performance

--------------------------------------------------------------------------------
(For the 12 months ended 5/31/99)
--------------------------------------------------------------------------------
Five Best Contributors   Gain Per Share  Five Worst Contributors  Loss Per Share
--------------------------------------------------------------------------------
America Online                $3.20      Conseco*                     $(0.36)
--------------------------------------------------------------------------------
IBM                           $0.60      Sunbeam                      $(0.29)
--------------------------------------------------------------------------------
Amgen                         $0.50      Olin Corp.                   $(0.15)
--------------------------------------------------------------------------------
MCI Worldcom*                 $0.45      Champion Enterprises         $(0.13)
--------------------------------------------------------------------------------
Novell                        $0.38      Georgia Gulf Corp.           $(0.13)
--------------------------------------------------------------------------------

----------
* MCI Worldcom's per share contribution includes the acquisition of MCI Communications. Conseco's per share contribution includes the acquisition of Green Tree Financial.

      America Online's contribution to the Fund's performance has been exceptional and is worthy of comment. Over two years ago, we invested $2.3 million in the stock when it was depressed as a result of problems the company

----------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and 6/30/99. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Flag Investors Equity Partners Fund received 5 stars and 5 stars as of 5/31/99 and 6/30/99 for the three-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. In the domestic equity funds category, the Fund was rated among 3,012 as of 5/31/99 and 3,043 as of 6/30/99, respectively, for the three-year periods. Ratings are for the A share class only; other classes may vary.

--------------------------------------------------------------------------------

was experiencing at that time. In the last six months, for reasons related to diversification and valuation, we made several sales totaling $26.3 million, generating proceeds greater than 10x our original investment. The remaining shares in the Fund have a value of $40.3 million. We wish they all worked out this well.

      The largest negative contribution to performance was from Conseco, which acquired Green Tree Financial last July. The decline in the stock is primarily a result of concerns regarding the acquisition. We believe at its present depressed price, Conseco is significantly undervalued at 8x earnings.

Investment Environment

      The overall investment environment is generally benign today, with interest rates and inflation at relatively low levels and the economy and corporate profits continuing to grow. As always, question marks exist. Today's primary uncertainty centers around interest rates and the Federal Reserve's monetary policy in response to possible inflationary pressures. The stock market has digested recent rate increases and the likelihood of modest Fed tightening, but investors fear the potential for more significant increases in rates in the months ahead if inflationary pressures build.

      Valuations on stocks in general remain high by historical standards, as is to be expected when the economic backdrop is highly favorable. Bear markets do not typically begin simply because valuations are high, though sharp corrections may occur for that reason. Bear markets typically begin when there is deterioration in the major fundamental factors that drive stock prices. The crises that developed in Asia, Russia and Latin America last year are recent cases in point, and the sharp market decline that followed qualified as a bear market by our standards, however brief.

      Such fundamental changes are difficult to foresee ahead of the market's ability to anticipate them. Last year's deterioration and the sudden, unexpected recovery are clear cases in point. With that as a qualifier, at present we see no crisis or fundamental deterioration on the horizon.

Portfolio Strategy

      Though the investment environment is always interesting to observe and discuss, our focus is on individual companies and stocks. Our experience is that individual buying opportunities exist in all types of markets, despite the conditions of the overall market.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

      A recent case in point was Blyth Industries, a rapidly growing manufacturer of aromatic candles and related products. Despite very strong business fundamentals and excellent management, the stock sold down to what we felt were bargain prices in recent months. It was our largest purchase during the past six months and now ranks second to America Online in our largest holdings.

      On the sell side, our major activity has been the diversification of the America Online referenced earlier. In addition, we took advantage of sharp price gains in cyclical stocks to reduce or eliminate some companies where our long-term confidence has waned.

      On an aggregate basis, we invested approximately $70 million over the past six months, $45 million of which was net new money flowing into the fund. The cash percentage was 8.7% at the beginning of the six-month period and 9.7% at the period's end. Our goal is to be 90-100% invested in stocks as long as we can find good values which meet our criteria, i.e. undervalued companies with strong financial characteristics and shareholder-oriented managements.

      The five largest holdings are shown in the following table.

Five Largest Equity Holdings

--------------------------------------------------------------------------------
Security                              Cost                 Market Value 5/31/99
--------------------------------------------------------------------------------
America Online                     $ 1,129,934                  $40,348,754
--------------------------------------------------------------------------------
Blyth Industries                   $24,489,196                  $26,854,803
--------------------------------------------------------------------------------
Mattel Incorporated*               $12,185,795                  $24,256,935
--------------------------------------------------------------------------------
Canadian National Railway          $15,280,556                  $21,747,204
--------------------------------------------------------------------------------
Conseco                            $20,170,276                  $20,488,707
--------------------------------------------------------------------------------

----------
*     Represents the acquisition of The Learning Company by Mattel.

--------------------------------------------------------------------------------

Closing

      As always, we would like to thank you for your ongoing interest and support and particularly welcome new shareholders who have invested over the past six months.

      We would like to reemphasize that we are investing for the long-term and strongly encourage you to share the same long-term approach. Those of you who owned and held the Fund throughout the sharp decline of 1998 have been greatly rewarded for sticking to your long-term investment plan during a period of short-term anxiety.

      As a reminder, we have significant personal investments in the Fund and are long-term partners with you.

Sincerely,


/s/ Lee S. Owen

Lee S. Owen
Portfolio Manager

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Additional Performance Information

      The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

      Both the line graph and the SEC standardized total return figures include the impact of the maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

      While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

      The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Additional Performance Information (continued)

                                 [LINE CHART]

Change in Value of a $10,000 Investment in Class A Shares(1)
February 13, 1995-May 31, 1999

                    Flag Investors Equity                           90-Day U.S.
                        Partners Fund      S&P 500 Composite       Treasury Bill
       2/95                 9550                 10000                 10000
       5/95                10285                 11022                 10150
       11/95               11453                 12663                 10442
       5/96                12656                 14156                 10721
       11/96               14875                 16191                 11007
       5/97                16601                 18320                 11308
       11/97               18348                 20808                 11596
       5/98                21209                 23941                 11899
       11/98               21617                 25732                 12178
       5/99                27938                 28974                 12448

Average Annual Total Return(1)

--------------------------------------------------------------------------------
Periods Ended 5/31/99                  1 Year       5 Years   Since Inception(2)
--------------------------------------------------------------------------------
Class A Shares                         16.81%         N/A          24.86%
--------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gain distributions. Past performance is not an indicator of future results. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Composite is an indicator of general market performance and the 90-Day U.S. Treasury Bill is a measure of short-term interest rates.
(2)   February 13, 1995.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class B Shares(1)
February 13, 1995-May 31, 1999

                                 [LINE CHART]


                    Flag Investors Equity                           90-Day U.S.
                        Partners Fund      S&P 500 Composite       Treasury Bill
       2/95                10000                 10000                 10000
       5/95                10750                 11022                 10150
       11/95               11943                 12663                 10442
       5/96                13134                 14156                 10721
       11/96               15383                 16191                 11007
       5/97                17111                 18320                 11308
       11/97               18838                 20808                 11596
       5/98                21398                 23941                 11899
       11/98               21728                 25732                 12178
       5/99                26139                 28974                 12448

Average Annual Total Return(1)

--------------------------------------------------------------------------------
Periods Ended 5/31/99                  1 Year       5 Years   Since Inception(2)
--------------------------------------------------------------------------------
Class B Shares                          17.39%        N/A           25.08%
--------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gain distributions. Past performance is not an indicator of future results.
(2)   February 13, 1995.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class C Shares(1)
October 28, 1998-May 31, 1999

                                 [LINE CHART]
                    Flag Investors Equity                           90-Day U.S.
                        Partners Fund      S&P 500 Composite       Treasury Bill
      10/98                10000                10000                  10000
      11/98                11215                10607                  10037
      5/99                 13406                11943                  10260

Aggregate Total Return(1)

--------------------------------------------------------------------------------
Periods Ended 5/31/99                  1 Year       5 Years   Since Inception(2)
--------------------------------------------------------------------------------
Class C Shares                           N/A          N/A          33.06 %
--------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gain distributions. Past performance is not an indicator of future results.
(2)   October 28, 1998.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Institutional Shares(1) February 12, 1996-May 31, 1999

                                 [LINE CHART]


                    Flag Investors Equity                           90-Day U.S.
                        Partners Fund      S&P 500 Composite       Treasury Bill
    2/96                   10000                10000                  10000
    5/96                   10323                10509                  10125
    11/96                  12156                12020                  10395
    5/97                   13584                13600                  10679
    11/97                  15037                15448                  10951
    5/98                   17406                17774                  11238
    11/98                  17757                19103                  11501
    5/99                   22024                21510                  11756

Average Annual Total Return(1)

--------------------------------------------------------------------------------
Periods Ended 5/31/99                  1 Year       5 Years   Since Inception(2)
--------------------------------------------------------------------------------
Institutional Shares                    22.57%        N/A           25.90%
--------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gain distributions. Past performance is not an indicator of future results.
(2)   February 12, 1996.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                             May 31, 1999

  Shares                                                           Market Value
--------------------------------------------------------------------------------

--------------------------------------
COMMON STOCK: 90.3%
--------------------------------------

Banking: 1.7%
    195,000    Wells Fargo Company..............................   $  7,800,000
                                                                   ------------
Basic Industry: 1.0%
    216,000    Georgia Gulf Corporation.........................      3,226,500
    100,000    Olin Corporation.................................      1,325,000
                                                                   ------------
                                                                      4,551,500
                                                                   ------------
Business Services: 0.9%
     90,000    First Data Corporation...........................      4,044,375
                                                                   ------------
Consumer Durables/Non - Durables: 11.7%
    959,100    Blyth Industries, Inc.(1)........................     26,854,803
    240,500    Callaway Golf....................................      3,953,219
    250,000    Ford Motor Company...............................     14,265,625
    207,500    Philip Morris Companies, Inc. ...................      8,001,719
    115,000    Richfood Holdings, Inc...........................      1,473,437
                                                                   ------------
                                                                     54,548,803
                                                                   ------------
Consumer Services: 19.5%
    338,000    America Online, Inc.(1)..........................     40,348,754
    853,950    Cendant Corporation(1)...........................     15,744,703
     50,000    Gannett Company, Inc.............................      3,612,500
    917,520    Mattel, Inc......................................     24,256,935
    322,500    Sinclair Broadcasting-- Group A(1)...............      4,474,688
     36,000    Times Mirror Co.-- Class A.......................      2,121,750
                                                                   ------------
                                                                     90,559,330
                                                                   ------------
Defense/Aerospace: 1.0%
    117,400    Lockheed Martin Corporation......................      4,747,362
                                                                   ------------
Energy: 0.9%
    120,000    Midamerican Energy Hldgs.(1).....................      4,050,000
                                                                   ------------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                 May 31, 1999

  Shares                                                           Market Value
--------------------------------------------------------------------------------

--------------------------------------
COMMON STOCK (continued)
--------------------------------------

Financial Services: 7.8%
     60,200    American Express Company.........................   $  7,295,487
    131,042    Associates First Capital Corp.-- Class A.........      5,372,722
    181,500    Citigroup, Inc. .................................     12,024,375
    108,000    Freddie Mac......................................      6,297,750
     72,000    Transamerica Corp................................      5,283,000
                                                                   ------------
                                                                     36,273,334
                                                                   ------------
Health Care Services: 8.3%
    254,000    Amgen, Inc.(1)...................................     16,065,500
     80,000    Cardinal Health, Inc.............................      4,830,000
    220,000    Columbia/HCA Healthcare Corporation..............      5,183,750
     41,000    Johnson & Johnson................................      3,797,625
    110,000    Wellpoint Health Networks, Inc.(1)...............      9,068,125
                                                                   ------------
                                                                     38,945,000
                                                                   ------------
Hotels/Gaming: 2.4%
    530,000    Harrah's Entertainment, Inc.(1)..................     11,461,250
                                                                   ------------
Housing: 4.1%
    516,900    Champion Enterprises, Inc.(1)....................     10,564,150
    148,300    USG Corporation..................................      8,397,487
                                                                   ------------
                                                                     18,961,637
                                                                   ------------
Insurance: 6.9%
    670,387    Conseco, Inc.....................................     20,488,707
    188,908    XL Limited-- Class A.............................     11,487,968
                                                                   ------------
                                                                     31,976,675
                                                                   ------------
Multi-Industry: 5.1%
    164,000    American Standard Companies, Inc.(1).............      7,585,000
      4,000    Berkshire Hathaway-- Class B(1)..................      9,272,000
     57,000    Loews Corp.......................................      4,634,812
     35,600    United Technologies Corporation..................      2,209,425
                                                                   ------------
                                                                     23,701,237
                                                                   ------------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                 May 31, 1999

Shares/Par (000)                                                   Market Value
--------------------------------------------------------------------------------

--------------------------------------
COMMON STOCK (continued)
--------------------------------------

Retail: 1.4%
    425,000    Kmart Corporation(1).............................   $  6,534,375
                                                                   ------------
Technology: 9.7%
    257,500    Cognex Corporation(1)............................      6,920,312
    172,000    International Business Machines Corporation......     20,005,750
    490,300    Novell Inc.(1)...................................     11,522,050
    119,000    Xerox Corporation................................      6,686,312
                                                                   ------------
                                                                     45,134,424
                                                                   ------------
Telecommunications: 3.2%
    174,146    MCI Worldcom, Inc.(1)............................     15,041,861
                                                                   ------------
Transportation: 4.7%
    339,800    Canadian National Rail Co........................     21,747,204
                                                                   ------------
               Total Common Stock
                  (Cost $260,122,176)...........................    420,078,367
                                                                   ------------
--------------------------------------
REPURCHASE AGREEMENT: 10.8%
--------------------------------------

    $50,191    Goldman Sachs & Co., 4.50%
               Dated 5/28/99, to be repurchased
               on 6/1/99 at $50,216,096,
               collateralized by U.S. Treasury Note
               with a market value of $24,276,904 and
               U.S. Treasury Note with a market value
               of $26,918,460.
               (Cost $50,191,000) ..............................     50,191,000
                                                                   ------------
Total Investments
   (Cost $310,313,176)(2)...............................  101.1%   $470,269,367
Liabilities in Excess of Other Assets  .................   (1.1)%    (4,886,906)
                                                         ------    ------------
Net Assets--100.0% .....................................  100.0%   $465,382,461
                                                         ======    ============

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                                 May 31, 1999

  Shares                                                           Market Value
--------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per:
   Class A Share
      ($283,950,179 / 11,059,354 shares)..........................     $25.68
                                                                       ======
   Class B Share
      ($52,602,990 / 2,080,403 shares)............................     $25.29(3)
                                                                       ======
   Class C Share
      ($3,440,816 / 136,145 shares)...............................     $25.27(4)
                                                                       ======
   Institutional Share
      ($125,388,476 / 4,868,511 shares)...........................     $25.75
                                                                       ======
Maximum Offering Price Per:
   Class A Share
      ($25.68 / .955) ............................................     $26.89
                                                                       ======
   Class B Share..................................................     $25.29
                                                                       ======
   Class C Share..................................................     $25.27
                                                                       ======
   Institutional Share............................................     $25.75
                                                                       ======
----------
(1)   Non-income producing security.
(2)   Also aggregate cost for federal tax purposes.
(3) Redemption value is $24.28 following a 4% maximum contingent deferred sales charge.
(4) Redemption value is $25.02 following a 1% maximum contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements.

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

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Statement of Operations

                                                                      For the
                                                                     Year Ended
                                                                       May 31,
--------------------------------------------------------------------------------
                                                                        1999

Investment Income:
   Dividends .................................................     $  3,116,912
   Interest ..................................................        1,187,579
   Less: Foreign taxes withhold ..............................          (22,551)
                                                                   ------------
            Total income .....................................        4,281,940
                                                                   ------------
Expenses:
   Investment advisory fee ...................................        2,864,847
   Distribution fees .........................................          974,019
   Transfer agent fee ........................................          145,421
   Professional fees .........................................          138,444
   Accounting fee ............................................           94,427
   Registration fees .........................................           79,325
   Custodian fee .............................................           55,913
   Directors' fees ...........................................           14,458
   Miscellaneous .............................................           63,527
                                                                   ------------
            Total expenses ...................................        4,430,381
                                                                   ------------
   Expenses in excess of income ..............................         (148,441)
                                                                   ------------
Realized and unrealized gain on investments:
   Net realized gain from security transactions ..............       14,945,270
   Change in unrealized appreciation/depreciation
      of investments .........................................       66,359,649
                                                                   ------------
            Net gain on investments ..........................       81,304,919
                                                                   ------------

Net increase in net assets resulting from operations .........     $ 81,156,478
                                                                   ============

                 See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                     For the Years Ended May 31,
--------------------------------------------------------------------------------
                                                        1999             1998

Increase in Net Assets:
Operations:
  Net investment income/(expenses
    in excess of income) .......................... $   (148,441)  $    713,905
  Net realized gain from security transactions ....   14,945,270      5,232,557
  Change in unrealized appreciation/
    depreciation of investments ...................   66,359,649     54,454,890
                                                    ------------   ------------
  Net increase in net assets resulting
    from operations ...............................   81,156,478     60,401,352
                                                    ------------   ------------
Distributions to Shareholders from:
  Net investment income and net realized
  short-term gains:
      Class A Shares ..............................      (93,263)      (752,668)
      Class B Shares ..............................           --        (42,361)
      Class C Shares ..............................           --             --
      Institutional Shares ........................      (58,366)      (517,867)
  Net realized long-term gains:
      Class A Shares ..............................   (2,930,694)    (1,489,329)
      Class B Shares ..............................     (498,363)      (268,284)
      Class C Shares ..............................         (394)            --
      Institutional Shares ........................   (1,271,314)      (755,157)
                                                    ------------   ------------
         Total distributions ......................   (4,852,394)    (3,825,666)
                                                    ------------   ------------
Capital Share Transactions:
  Proceeds from sale of shares ....................  116,694,761    123,536,819
  Value of shares issued in
    reinvestment of dividends .....................    4,540,061      3,468,071
  Cost of shares repurchased ......................  (61,943,145)   (24,608,945)
                                                    ------------   ------------
  Increase in net assets derived from capital
    share transactions ............................   59,291,677    102,395,945
                                                    ------------   ------------
  Total increase in net assets ....................  135,595,761    158,971,631

Net Assets:
  Beginning of year ...............................  329,786,700    170,815,069
                                                    ------------   ------------
  End of year (including distributions in excess
    of net investment income of $(17,473) and
    undistributed net investment income of
    $55,727, respectively) ........................ $465,382,461   $329,786,700
                                                    ============   ============

                 See Accompanying Notes to Financial Statements.


                                                                              17
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--------------------------------------------------------------------------------

Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)

                                                                     For the                                  For the Period
                                                                   Year Ended                                Feb. 13, 1995(1)
                                                                     May 31,    For the Years Ended May 31,   through May 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                      1999      1998       1997       1996         1995

Per Share Operating Performance:
   Net asset value at beginning of period........................  $  21.29   $  16.93   $  13.09   $  10.77     $  10.00
                                                                   --------   --------   --------   --------     --------
Income from Investment Operations:
   Net investment income/(expenses in excess of income)..........     (0.01)      0.05       0.08       0.17         0.12
   Net realized and unrealized gain on investments...............      4.70       4.60       3.96       2.29         0.65
                                                                   --------   --------   --------   --------     --------
   Total from Investment Operations..............................      4.69       4.65       4.04       2.46         0.77
Less Distributions:
   Net investment income and net realized short-term gains.......     (0.03)     (0.10)     (0.13)     (0.14)          --
   Net realized long-term gains..................................     (0.27)     (0.19)     (0.07)        --           --
                                                                   --------   --------   --------   --------     --------
   Total distributions...........................................     (0.30)     (0.29)     (0.20)     (0.14)          --
                                                                   --------   --------   --------   --------     --------
   Net asset value at end of period..............................  $  25.68   $  21.29   $  16.93   $  13.09     $  10.77
                                                                   ========   ========   ========   ========     ========
Total Return(2)..................................................     22.31%     27.76%     31.17%     23.05%        7.70%
Ratios to Average Daily Net Assets:
   Expenses(3)...................................................      1.20%      1.24%      1.35%     1.35%         1.35%(5)
   Net investment income/(expenses in excess of income)(4).......     (0.02)%     0.29%      0.61%     1.52%         3.74%(5)
Supplemental Data:
   Net assets at end of period (000).............................  $283,950   $198,387   $113,030   $ 64,230     $ 38,612
   Portfolio turnover rate.......................................     21.21%      7.94%     17.60%      0.73%          --

----------
(1)   Commencement of operations.
(2)   Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48%, 1.77% and 3.76% (annualized) for the years ended May 31, 1997 and 1996 and for the period ended May 31, 1995, respectively.
(4) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48%, 1.10% and 1.33% (annualized) for the years ended May 31, 1997 and 1996 and for the period ended May 31, 1995, respectively.
(5)   Annualized.

                 See Accompanying Notes to Financial Statements.


                                   18 & 19

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                                                    For the                                   For the Period
                                                                  Year Ended                                 Feb. 13, 1995(1)
                                                                    May 31,     For the Years Ended May 31,   through May 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                                     1999       1998       1997       1996         1995

Per Share Operating Performance:
   Net asset value at beginning of period........................  $ 21.10    $ 16.84    $ 13.03    $ 10.75       $ 10.00
                                                                   -------    -------    -------    -------       -------
Income from Investment Operations:
   Net investment income/
      (expenses in excess of income).............................    (0.14)     (0.06)     (0.04)      0.07          0.07
   Net realized and unrealized gain on
      investments................................................     4.60       4.54       3.96       2.31          0.68
                                                                   -------    -------    -------    -------       -------
   Total from Investment Operations..............................     4.46       4.48       3.92       2.38          0.75
Less Distributions:
   Net investment income and
      net realized short-term gains..............................       --      (0.03)     (0.04)     (0.10)           --
   Net realized long-term gains..................................    (0.27)     (0.19)     (0.07)        --            --
                                                                   -------    -------    -------    -------       -------
   Total distributions...........................................    (0.27)     (0.22)     (0.11)     (0.10)           --
                                                                   -------    -------    -------    -------       -------
   Net asset value end of period.................................  $ 25.29    $ 21.10    $ 16.84    $ 13.03       $ 10.75
                                                                   =======    =======    =======    =======       =======
Total Return(2)..................................................    21.39%     26.81%     30.28%     22.17%         7.50%
Ratios to Average Daily Net Assets:
   Expenses(3)...................................................     1.95%      1.98%      2.10%      2.10%         2.10%(5)
   Net investment income/(expenses in excess of income)(4).......    (0.77)%    (0.47)%    (0.16)%     0.71%         1.97%(5)
Supplemental Data:
   Net assets at end of period (000).............................  $52,603    $37,046    $15,670    $ 5,302       $ 2,159
   Portfolio turnover rate.......................................    21.21%      7.94%     17.60%      0.73%           --

----------
(1)   Commencement of operations.
(2)   Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997 and 1996 and for the period ended May 31, 1995, respectively.
(4) Without the waiver of advisory fees , the ratio of net investment income/(expenses in excess of income) to average daily net assets would have been (0.28)%, 0.29% and (0.15%) (annualized) for the years ended May 31, 1997 and 1996, and for the period ended May 31, 1995, respectively.
(5)   Annualized.

                 See Accompanying Notes to Financial Statements.


                                    20 & 21

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)

                                                                 For the Period
                                                                Oct. 28, 1998(1)
                                                                    through
                                                                    May 31,
--------------------------------------------------------------------------------
                                                                     1999
Per Share Operating Performance:
  Net asset value at beginning of period ....................       $ 19.09
                                                                    -------
Income from Investment Operations:
  Expenses in excess of income ..............................         (0.03)
  Net realized and unrealized gain on investments ...........          6.48
                                                                    -------
  Total from Investment Operations ..........................          6.45
Less Distributions:
  Net realized long-term gains ..............................         (0.27)
                                                                    -------
  Total distributions .......................................         (0.27)
                                                                    -------
  Net asset value at end of period ..........................       $ 25.27
                                                                    =======
Total Return(2) .............................................         34.06%
Ratios to Average Daily Net Assets:
  Expenses ..................................................          1.85%(3)
  Expenses in excess of income ..............................         (0.73)%(3)
Supplemental Data:
  Net assets at end of period (000) .........................       $ 3,441
  Portfolio turnover rate ...................................         21.21%

----------
(1)   Commencement of operations.
(2)   Total return excludes the effect of sales charge.
(3)   Annualized.

                 See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)

                                                                 For the Period
                                                                Feb. 12, 1996(1)
                                                                     through
                                     For the Years Ended May 31,     May 31,
--------------------------------------------------------------------------------
                                      1999       1998      1997       1996
Per Share Operating Performance:
  Net asset value at beginning
    of period....................... $  21.32   $ 16.94   $ 13.10    $ 12.72
                                     --------   -------   -------    -------
Income from Investment Operations:
  Net investment income.............     0.04      0.10      0.14       0.04
  Net realized and unrealized
    gain on investments.............     4.70      4.61      3.95       0.34
                                     --------   -------   -------    -------
  Total from Investment Operations..     4.74      4.71      4.09       0.38
Less Distributions:
  Net investment income and net
    realized short-term gains.......    (0.04)    (0.14)    (0.18)        --
  Net realized long-term gains......    (0.27)    (0.19)    (0.07)        --
                                     --------   -------   -------    -------
  Total Distributions...............    (0.31)    (0.33)    (0.25)        --
                                     --------   -------   -------    -------
  Net asset value at end of period.. $  25.75   $ 21.32   $ 16.94    $ 13.10
                                     ========   =======   =======    =======
Total Return........................    22.53%    28.14%    31.58%      3.23%

Ratios to Average Daily Net Assets:
  Expenses(2).......................     0.95%     0.98%     1.10%      1.10%(4)
  Net investment income(3)..........     0.23%     0.54%     0.81%      1.20%(4)
Supplemental Data:
  Net assets at end of period (000). $125,388   $94,354   $42,115    $ 4,235
  Portfolio turnover rate...........    21.21%     7.94%    17.60%      0.73%

----------
(1)   Commencement of operations.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.70% and 0.75% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
(4)   Annualized.

                 See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 -- Significant Accounting Policies

      Flag Investors Equity Partners Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 31, 1994 and began operations February 13, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. Its objective is to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

      The Fund consists of four share classes: Class A Shares and Class B Shares, which both began operations February 13, 1995, Class C Shares which began operations October 28, 1998 and Institutional Shares, which began operations February 12, 1996.

      The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge, the Class B Shares have a 4.00% maximum contingent deferred sales charge and the Class C Shares have a 1.00% maximum contingent deferred sales charge. In addition each of the classes has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

      When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

      A. Security Valuation -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 1 -- concluded

      B. Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

      C. Federal Income Taxes -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

                  The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

      D. Securities Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began investment activities.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

      Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

      For the year ended May 31, 1999 ICC's advisory fee was $2,864,847 of which $304,759 was payable at the end of the period.

      ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended May 31, 1999, ICC's fee was $94,427 of which $9,336 was payable at the end of the period.

      ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended May 31, 1999, ICC's fee was $145,421 of which $35,747 was payable at the end of the period.

      Bankers Trust Company, an affiliate of ICC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee. For the year ended May 31, 1999, Bankers Trust's fee was $55,913 of which $8,518 was payable at the end of the period.

      Certain officers and directors of the Fund are also officers or directors of ICC.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 2 -- concluded

      Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

      The Fund did not pay BT Alex. Brown any commissions for the year ended May 31, 1999.

      ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee that is calculated daily and paid monthly at the following annual rates; 0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee. Distribution fee expenses for the year ended May 31, 1999 amounted to $562,203, $406,522, and $5,294 for Class A, Class B, and Class C Shares, respectively, of which $60,769, $44,523 and $2,291 was payable at the end of the period.

      The Fund complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended May 31, 1999 was $1,675, and the accrued liability was $6,932.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 3 -- Capital Share Transactions

      The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A, 15 million Class B, 15 million Class C, 15 million Institutional and 5 million undesignated). Transactions in shares of the Fund as follows:

                                                      Class A Shares
                                               -----------------------------
                                                  For the          For the
                                                 Year Ended      Year Ended
                                                May 31, 1999    May 31, 1998
                                               -------------    ------------
   Shares sold ............................       3,166,847        3,375,853
   Shares issued to shareholders on
      reinvestment of dividends ...........         132,532          117,061
   Shares redeemed ........................      (1,557,812)        (852,542)
                                               ------------     ------------
   Net increase in shares outstanding .....       1,741,567        2,640,372
                                               ============     ============
   Proceeds from sale of shares ...........    $ 67,677,756     $ 66,318,519
   Value of reinvested dividends ..........       2,838,498        2,136,952
   Cost of shares redeemed ................     (33,714,414)     (16,794,448)
                                               ------------     ------------
   Net increase from capital share
      transactions ........................    $ 36,801,840     $ 51,661,023
                                               ============     ============

                                                        Class B Shares
                                               -----------------------------
                                                  For the          For the
                                                 Year Ended      Year Ended
                                                May 31, 1999    May 31, 1998
                                               -------------    ------------
   Shares sold ............................         563,765          860,902
   Shares issued to shareholders on
      reinvestment of dividends ...........          22,835           16,617
   Shares redeemed ........................        (261,968)         (52,451)
                                               ------------     ------------
   Net increase in shares outstanding .....         324,632          825,068
                                               ============     ============
   Proceeds from sale of shares ...........    $ 12,547,072     $ 16,336,267
   Value of reinvested dividends ..........         482,952          302,586
   Cost of shares redeemed ................      (5,608,819)      (1,036,796)
                                               ------------     ------------
   Net increase from capital share
      transactions ........................    $  7,421,205     $ 15,602,057
                                               ============     ============

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 3 -- continued

                                                               Class C Shares
                                                              ----------------
                                                               For the Period
                                                              Oct. 28, 1998(1)
                                                                   through
                                                                May 31, 1999
                                                              ----------------

   Shares sold .........................................             137,892
   Shares issued to shareholders on
      reinvestment of dividends ........................                  16
   Shares redeemed .....................................              (1,763)
                                                                 -----------
   Net increase in shares
      outstanding ......................................             136,145
                                                                 ===========
   Proceeds from sale of shares ........................         $ 3,342,768
   Value of reinvested dividends .......................                 336
   Cost of shares redeemed .............................             (39,485)
                                                                 -----------
   Net increase from capital share
      transactions .....................................         $ 3,303,619
                                                                 ===========

                                                    Institutional Shares
                                               -----------------------------
                                                 For the           For the
                                                Year Ended       Year Ended
                                               May 31, 1999     May 31, 1998
                                               ------------     ------------
   Shares sold ............................       1,542,660        2,238,106
   Shares issued to shareholders on
      reinvestment of dividends ...........          56,796           56,263
   Shares redeemed ........................      (1,157,545)        (353,873)
                                               ------------     ------------
   Net increase in shares outstanding .....         441,911        1,940,496
                                               ============     ============
   Proceeds from sale of shares ...........    $ 33,127,165     $ 40,882,033
   Value of reinvested dividends ..........       1,218,275        1,028,533
   Cost of shares redeemed ................     (22,580,427)      (6,777,701)
                                               ------------     ------------
   Net increase from capital
      share transactions ..................    $ 11,765,013     $ 35,132,865
                                               ============     ============
-----------
(1)   Commencement of operations.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 3 -- concluded

      At May 31, 1999, the amounts payable for fund shares redeemed amounted to $145,009, of which $75,187 were attributable to the Class A Shares and $69,822 were attributable to the Class B Shares.

NOTE 4 -- Investment Transactions

      Excluding short-term obligations, purchases of investment securities aggregated $96,050,023 and sales of investment securities aggregated $72,089,080 for the year ended May 31, 1999. At May 31, 1999, the payable for securities purchased was $7,042,157.

      On May 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $169,352,861 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $9,396,670.

NOTE 5 -- Net Assets

      On May 31, 1999, net assets consisted of:

Paid-in capital:
   Class A Shares................................................  $168,607,833
   Class B Shares................................................    35,448,850
   Class C Shares................................................     3,302,028
   Institutional Shares..........................................    83,482,159
Accumulated net realized gain from security transactions.........    14,602,873
Unrealized appreciation of investments...........................   159,956,191
Distributions in excess of net investment income.................       (17,473)
                                                                   ------------
                                                                   $465,382,461
                                                                   ============

NOTE 6 -- Subsequent Event

      On June 4, 1999, Bankers Trust Corporation merged with Deutsche Bank AG. As a result, Deutsche Bank AG became the parent company to ICC, investment advisor to the Fund, and a control person of ABIM, subadvisor to the Fund. Deutsche Bank AG, as ICC's new parent company, controls its operations as investment advisor. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level. Shareholders will be asked to vote whether to approve new advisory and subadvisory contracts at a shareholder's meeting to be held October 8, 1999.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Equity Partners Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Equity Partners Fund, Inc. (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 14, 1999

================================================================================

Tax Information (Unaudited)
For the Tax Year Ended May 31, 1999

      We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

      The fund's distributions to shareholders included $4,700,765 from long-term capital gains.

      Of ordinary distributions made during the fiscal year ended May 31, 1999, 100% qualifies for the dividends received deduction available to corporate shareholders.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Directors and Officers

                             Truman T. Semans
                                Chairman

      James J. Cunnane                          Rebecca W. Rimmel
         Director                                   Director

      Richard T. Hale                           Carl W. Vogt, Esq.
         Director                                   Director

     Joseph R. Hardiman                            Harry Woolf
         Director                                   Director

       Louis E. Levy                              Amy M. Olmert
         Director                                   Secretary

     Eugene J. McDonald                         Joseph A. Finelli
         Director                                   Treasurer



Investment Objective

A mutual fund designed to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

            ------------------------------------------------

                   This report is prepared for the general
              information of shareholders.  It is
              authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.
                   For more complete information regarding
              any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG.
              Read it carefully before you invest.

            ------------------------------------------------

--------------------------------------------------------------------------------

                                     [LOGO]
                                 FLAG INVESTORS
                           Investing With A Difference

                                     GROWTH

                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                   Specialty

                       Flag Investors Communications Fund
                   Flag Investors Real Estate Securities Fund

                                    Balanced

                       Flag Investors Value Builder Fund

                                  Fixed Income

                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income

                         Managed Municipal Fund Shares

                                  Money Market

                           Cash Reserve Prime Shares

                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                             ICC Distributors, Inc.

                                                                          EPANN
                                                                          (5/99)

--------------------------------------------------------------------------------